Exhibit 13.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Navios Maritime Holdings Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:
(i)	the accompanying report on Form 20-F of the Company for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2010	/s/ Angeliki Frangou
Angeliki Frangou
Chief Executive Officer

Date: March 16, 2010	/s/ George Achniotis
George Achniotis
Chief Financial Officer